UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C Information

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

WeTrade Group Inc.

(Name of Registrant as Specified in Its Charter)

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1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WeTrade Group Inc.

Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2,

Guiwan Area, Nanshan District, Shenzhen, China

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Holders of Common Stock of WeTrade Group Inc.:

We are furnishing this Notice and the accompanying Information Statement to the stockholders (the “Stockholders”) of record of common stock, with no par value (the “Common Stock”), of WeTrade Group Inc., a Wyoming corporation (the “Company”), in connection with a corporate action (the “Transaction”) approved by the Board of Directors of the Company on February 26, 2024 and the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”)by written consent in lieu of a special meeting on the same date.

The accompanying Information Statement is being furnished to our Stockholders in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder, solely for the purpose of informing our Stockholders of the action taken by the written consent. You are urged to read the accompanying Information Statement carefully and in its entirety for a description of the Transaction taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Transaction taken have no right under Wyoming Business Corporation Act or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The Transaction will not become effective before a date which is twenty (20) calendar days after the accompanying Information Statement is first mailed to the Stockholders. The accompanying Information Statement is being mailed on or about March 17, 2024, to the Stockholders of record on the Record Date.

Your vote or consent is not requested or required to approve the Transaction. The accompanying Information Statement is provided solely for your information.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

March 07, 2024	/s/ Lichen Dong
Lichen Dong
Chairman of the Board

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WeTrade Group Inc.

Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2,

Guiwan Area, Nanshan District, Shenzhen, China

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 07, 2024

GENERAL INFORMATION

WeTrade Group Inc., a Wyoming corporation (the “Company”, “we,” or “us”), is sending you this Information Statement solely for purposes of informing its stockholders of record as of February 26, 2024 (the “Record Date”), in the manner required by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of a corporate action (the “Transaction”) approved by the Board of Directors of the Company (the “Board”) on February 26, 2024 and the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”) by written consent in lieu of a special meeting on the same date.

Upon closing of the Transaction, Company will issue to certain existing shareholders of Future Dao Group Holding Limited, an exempted company incorporated and existing under the laws of the Cayman Islands (“Future Dao”), newly issued shares of common stock f the Company, with no par value (the “Common Stock”), representing more than 20% of the issued and outstanding shares of Common Stock as of, and after giving effect to, the closing of the Transaction.

The Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”), and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Rule 5635(a). Nasdaq Rule 5635(a) requires stockholder approval prior to the sale, issuance, or potential issuance by an issuer of common stock, in connection with the acquisition of stock or assets of another company, which equals 20% or more of the outstanding common stock or voting power of the issuer prior to the acquisition.

The approval of the Transaction for purposes of Nasdaq Rule 5635(a) was taken by written consent pursuant to Section 17-16-704 of the Wyoming Business Corporation Act, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

On February 26, 2024,the Board adopted resolutions approving the Transaction. On the same day, the Majority Stockholders consented in writing to the Transaction. Accordingly, all necessary corporate approvals on part of the Company in connection with the Transaction have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company in the manner required under the Exchange Act.

THE TRANSACTION

Purpose of the Transaction

Future Dao is an emerging blockchain technology company focused on Bitcoin mining and the provision of blockchain technology services. The Board believes it is in the best interest of the Company to consummate the Transaction in order to increase its holdings of Bitcoin assets and strengthen its layout in the Bitcoin mining field. Particularly, (i) Future Dao’s mining experience and new energy technologies will complement the Company’s increase in the holdings of cryptocurrency assets and (ii) Future Dao’s solutions and strategies in mine management and energy utilization will also help lock in a stable source of Bitcoin for the Company with a relatively low-cost advantage.

Description of the Transaction

On March 1, 2024, the Company entered into that certain share purchase agreement (the “Purchase Agreement”) with certain existing shareholders (the “Sellers”) of Future Dao, pursuant to which the Company agrees to purchase from the Sellers indirectly through Next Investment Group Limited, a wholly-owned subsidiary of the Company (“Next Investment”), and the Sellers agree to sell to Next Investment, an aggregate of 2,000 ordinary shares (the “Purchased Shares”) of Future Dao (the “Transaction”) at a per share purchase price of $6,698 per share for an aggregate purchase price of $13,396,000 (the “Purchase Price”). Pursuant to the Purchase Agreement, at the closing of the Transaction, the Company will pay the Purchase Price by issuing to the Sellers an aggregate of 3,940,000 shares of common stock of the Company (the “Common Stock”) based on an agreed-upon valuation of $3.4 per share of the Common Stock (the “Per Share Price”). The Per Share Price is above $3.19, which is the average price per share of the shares of common stock of the Company traded on Nasdaq Capital Market in the five trading days prior to the signing date of the Purchase Agreement. Pursuant to the Purchase Agreement, each Seller will receive its portion of the Common Stock proportionate to the number of the Purchased Shares to be sold by such Seller to Next Investment under the Purchase Agreement.

The Purchased Shares represent approximately 20% of the issued and outstanding share capital of Future Dao as of the date of the Purchase Agreement. The company will not have any board seats on Future Dao, and would not be a party to any shareholder agreement in respect of Future Dao after the acquisition.

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The offer and sale of the shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and accordingly may not be offered or sold except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The above description of the Transaction does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, copy of which is attached to the Company’s Current Report on Form 8-K as Exhibit 10.1, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2024, which is incorporated by reference herein.

Reason for Stockholder Approval

Pursuant to Nasdaq Rule 5635(a), if an issuer intends to issue common stock or securities convertible into or exercisable for common stock, in connection with the acquisition of stock or assets of another company, which may equal or exceed 20% of the outstanding common stock or voting power on a pre-transaction basis, the issuer generally must obtain the prior approval of its stockholders.

The number of shares of Common Stock to be issued to the Sellers in the Transaction exceeds the threshold for which stockholder approval is required under Nasdaq Rule 5635(a). To comply with Nasdaq Rule 5635(a), the Majority Stockholders approved the Transaction.

Approval of the Transaction

According to Wyoming Business Corporation Act and the Company’s Articles of Incorporation and Bylaws, any action of the stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if the written consent, setting forth the action so taken, is signed by the holders of a majority of the issued and outstanding shares of Common Stock.

As of the Record Date, there were issued and outstanding 2,625,130 shares of the Common Stock. The Majority Stockholders, consisting of the following holders, collectively hold 1,313,751 shares of Common Stock as of the Record Date, representing approximately 50.05% of the voting power of all shares of Common Stock as of the Record Date:

the Majority Stockholders	Amount of Beneficial Ownership of Common Stock	Percentage Ownership of Common Stock

Perfect Linkage Group Limited	231,164	8.81%
Blue Rose Worldwide Limited	231,164	8.81%
Golden Genius Development Limited	245,012	9.33%
Fubao Group Limited	245,011	9.33%
Green Ally Enterprises Limited	128,000	4.88%
Winning Mission Group Limited	128,000	4.88%
Huang Ye	52,700	2.01%
Sau Kiew Ng	52,700	2.01%

Effect of the Transaction on Existing Stockholders

The issuance of shares of Common Stock pursuant to the Purchase Agreement will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including the voting power of the existing stockholders.

Notice Pursuant to Wyoming Business Corporation Act

Pursuant to Section 17-16-704 of Wyoming Business Corporation Act, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 17-16-704 of Wyoming Business Corporation Act.

Disclosure of Potential Risk

Future Dao has a limited corporate and operating history and may not be able to achieve or sustain profitability or accurately predict its future results of operation, which may significantly and adversely affect the value of your investment.

Future Dao expects to raise additional capital to commence and grow operations which, if obtained, could result in substantial dilution or significant debt service obligations. Future Dao may not be able to obtain additional capital on commercially reasonable terms, which could adversely affect its liquidity and financial position.

The further development and acceptance of digital asset networks and other digital assets, which represent a new and rapidly changing industry, are subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of digital asset systems may adversely affect your investment in Future Dao.

The success of Future Dao’s business depends greatly on the adequacy of capital, and any inability to obtain sufficient capital may negatively affect Future Dao’s business, financial condition and results of operations.

Negative publicity and increased regulatory actions associated with the cryptocurrency and blockchain industries may adversely affect the value of Bitcoin and blockchain technology and result in a reduction in the price of Bitcoin and the value of the asset.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Unless the Company is otherwise advised by the stockholders, we will only deliver one copy of this Information Statement to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs.

We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder, who wishes to receive a separate copy of this Information Statement, may direct such request to the Company at Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2, Guiwan Area, Nanshan District, Shenzhen, China. Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making a written request to the Company contact listed above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Any statements contained in this Information Statement that are not statements of historical fact may be forward-looking statements, including, without limitation, the timing of and the anticipated benefits of the Transaction. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will” and words or phrases of similar substance used in connection with any discussion of future operations, financial performance, plans, events, trends or circumstances can be used to identify some, but not all, forward-looking statements. These forward-looking statements are just predictions and involve significant risks and uncertainties, many of which are beyond our control, and actual results may differ materially from these statements. Factors that could cause actual outcomes or results to differ materially from those reflected in forward-looking statements include, but are not limited to, those discussed in our filings with the SEC.

Except as may be required by applicable law, the Company does not undertake or intend to update or revise any forward-looking statements, and the Company assumes no obligation to update any forward-looking statements contained in this Information Statement as a result of new information or future events or developments. Thus, you should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number and percentage of shares of outstanding Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company, and by all executive officers and directors of the Company.

Directors and Named Executive Officers	Amount of Beneficial Ownership of Common Stock	Percentage Ownership of Common Stock

Lichen Dong	—	—
Lim Kian Wee	—	—
Mahesh Thapaliya	—	—
Jianbo Sun	—	—
Ken Tsang	—	—
Nan Ding	—	—
All executive officers and directors as a group (6 persons)	0	0%

5% or Greater Shareholders
Huang Xiumei	256,849	9.78%

Perfect Linkage Group Limited	231,164	8.81%
Blue Rose Worldwide Limited	231,164	8.81%

Golden Genius Development Limited	245,012	9.33%
Fubao Group Limited	245,011	9.33%

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DISSENTER’S RIGHTS OF APPRAISAL

Holders of our voting securities do not have dissenter’s rights under the Wyoming Business Corporation Act and the Company’s Articles of Incorporation and Bylaws in connection with the Transaction.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this Information Statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. The Company is incorporating by reference the Company’s Current Report on Form 8-K filed with the SEC on March 6, 2024.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing at Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2, Guiwan Area, Nanshan District, Shenzhen, China.

OTHER MATTERS

The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this Information Statement. This Information Statement is dated March 07, 2024. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary.

The Company will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of the Company’s Common Stock for the forwarding of this Information Statement to the beneficial owners of the Company’s Common Stock. The Company will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

By Order of the Board of Directors,

March 07, 2024	/s/ Lichen Dong
Lichen Dong
Chairman of the Board

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